EXHIBIT 10.2
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) is dated as of the 2nd day of June, 2006, among COLONIAL REALTY LIMITED PARTNERSHIP (“Borrower”), COLONIAL PROPERTIES TRUST, an Alabama Trust (the “Guarantor”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”), BANK OF AMERICA, N.A., as Syndication Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent, CITICORP NORTH AMERICA, INC., as Co-Documentation Agent, AMSOUTH BANK, as Co-Documentation Agent, PNC BANK, NATIONAL ASSOCIATION, as Co-Senior Managing Agent, and U.S. BANK NATIONAL ASSOCIATION, as Co-Senior Managing Agent, and the lenders a party hereto (collectively, the “Lenders”).
W I T N E S S E T H:
     WHEREAS, the Borrower, the Agent and the Lenders executed and delivered that certain Credit Agreement, dated as of March 22, 2005 (the “Credit Agreement”);
     WHEREAS, the Borrower has requested, and the Agent and the Lenders have agreed to, certain amendments to the Credit Agreement, subject to the terms and conditions hereof;
     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Guarantor, the Agent and the Lenders hereby covenant and agree as follows:
     1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.
     2. Modification of the Credit Agreement. The Borrower, the Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:
          (a) By deleting from the definition of Capitalization Rate in Section 1.1 of the Credit Agreement the words “8.75% for office Properties” and inserting in lieu thereof the following: “8.50% for office Properties”
          (b) By deleting in its entirety Section 9.1(b) of the Credit Agreement, and inserting in lieu thereof the following: “Intentionally omitted;”;

          (c) By deleting in its entirety Section 9.1(c) of the Credit Agreement, and inserting in lieu thereof the following:
               “(c) the Fixed Charge Coverage Ratio to be less than 1.50:1.00 at any time;”
          (d) By deleting in its entirety Section 9.1(e) of the Credit Agreement, and inserting in lieu thereof the following: “Intentionally omitted;”;
          (e) By deleting in its entirety Section 9.3(a) of the Credit Agreement, and inserting in lieu thereof the following:
               “(a) except as set forth below, there shall be no limitation on Investments in Unimproved Land;”
          (f) By deleting in its entirety Section 9.3(b) of the Credit Agreement, and inserting in lieu thereof the following:
               “(b) except as set forth below, there shall be no limitation on Investments in Mortgage Receivables;”
          (g) By deleting in its entirety Section 9.3(c) of the Credit Agreement, and inserting in lieu thereof the following:
               “(c) except as set forth below, there shall be no limitation on Investments in Unconsolidated Affiliates; and”.
     3. Restatement of Representations and Warranties. The Borrower and Guarantor hereby restate and renew each and every representation and warranty heretofore made by them in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof (except to the extent such representations and warranties expressly relate to an earlier date) and with specific reference to this First Amendment and all other loan documents executed and/or delivered in connection herewith.
     4. References to Credit Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.
     5. Acknowledgment of the Borrower and Guarantor. The Borrower and Guarantor hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein, remain in full force and effect and constitute the valid and legally binding obligation of the Borrower and Guarantor enforceable against the Borrower and Guarantor in accordance with their respective terms, and that the execution and delivery of this First Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of the Borrower’s or Guarantor’s obligations under the Loan Documents.
     6. No Default. By execution hereof, the Borrower and Guarantor certify that each of them is and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this First Amendment, and that no Default or Event of Default has occurred and is continuing.

     7. Waiver of Claims. The Borrower and Guarantor acknowledge, represent and agree that none of the Borrower or Guarantor has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of the Agent or any Lender, or any past or present officers, agents or employees of the Agent or any Lender, and the Borrower and each Guarantor does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
     8. Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents and the Credit Agreement as modified and amended herein. Nothing in this First Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of the Borrower and Guarantor under the Loan Documents.
     9. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered (which may be by telecopier pursuant to Section 13 below) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.
     10. Section References. Section titles and references used in this First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.
     11. Further Assurances. The Borrower and Guarantor agree to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.
     12. Governing Law. This First Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.
     13. Conditions Precedent. This First Amendment shall become effective only upon (i) execution hereof by the Agent, and (ii) execution and return to counsel for the Agent at the telecopier number set forth below of a copy hereof by the Borrower, the Guarantor and the Requisite Lenders. Executed copies hereof shall be sent by facsimile to counsel for the Agent, McKenna Long & Aldridge, LLP, Attention: William F. Timmons, at Telecopier number 404-527-4198, Confirmation number 404-527-8380.
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BORROWER:

COLONIAL REALTY LIMITED PARTNERSHIP, a
Delaware limited partnership

By:	Colonial Properties Trust, an Alabama Trust, its
General Partner

By:	/s/ Jerry A. Brewer

Name:	Jerry A. Brewer
Title:	Senior Vice President

GUARANTOR:

COLONIAL PROPERTIES TRUST, an Alabama Trust

By:	/s/ Jerry A. Brewer

Name:	Jerry A. Brewer
Title:	Senior Vice President
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[Signature Page to First Amendment to Credit Agreement with Colonial Realty Limited Partnership]

LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION, as
Agent and as a Lender

By:	/s/ Amit V. Khimji

Name:	Amit V. Khimji
Title:	Vice President

BANK OF AMERICA, N.A., as Syndication Agent and as a Lender

By:	/s/ Steven P. Renwick

Name:	Steven P. Renwick
Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Co-Documentation Agent and as a Lender

By:	/s/ John S. Misiura

Name:	John S. Misiura
Title:	Senior Vice President

CITICORP NORTH AMERICA, INC., as Co-Documentation Agent and as a Lender

By:	/s/ Niraj R. Shah

Name:	Niraj R. Shah
Title:	Vice President
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[Signature Page to First Amendment to Credit Agreement with Colonial Realty Limited Partnership]

AMSOUTH BANK, as Co-Documentation Agent and as a
Lender

By:	/s/ Kerri Raines

Name:	Kerri Raines
Title:	Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Co-Senior Managing Agent and as a Lender

By:	/s/ Wayne P. Robertson

Name:	Wayne P. Robertson
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Co-Senior Managing Agent and as a Lender

By:

Name:
Title:

UBS LOAN FINANCE LLC

By:	/s/ Richard L. Tavrow

Name:	Ricahrd L. Tavrow
Title:	Director, Banking Products Services, US

By:	/s/ Iria R. Otsa

Name:	Iria R. Otsa
Title:	Assoc. Director, Banking Products Services, US
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[Signature Page to First Amendment to Credit Agreement with Colonial Realty Limited Partnership]

COMERICA BANK

By:	/s/ Casey L. Ostrander

Name:	Casey L. Ostrander
Title:	Vice President

AIB DEBT MANAGEMENT LIMITED

By:	/s/ Anthony O’Reilly

Name:	Anthony O’Reilly
Title:	Senior Vice President

By:	/s/ Germaine Reusch

Name:	Germaine Reusch
Title:	Director

PEOPLE’S BANK

By:	/s/ Anne Kuchinski

Name:	Anne Kuchinski
Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Susan M. Tate

Name:	Susan M. Tate
Title:	Vice President

COMPASS BANK

By:	/s/ Johanna Duke Paley

Name:	Johanna Duke Paley
Title:	Senior Vice President
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[Signature Page to First Amendment to Credit Agreement with Colonial Realty Limited Partnership]

CHANG HWA COMMERCIAL BANK, LTD.

By:	/s/ Jim C.Y. Chen

Name:	Jim C.Y. Chen
Title:	Vice President & General Manager

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Robert M. Searson

Name:	Robert M. Searson
Title:	Senior Vice President

BANK OF CHINA, NEW YORK

By:	/s/ Xiaoiing Li

Name:	Xiaoiing Li
Title:	General Manager

BANK HAPOALIM B.M.

By:	/s/ Shaun Breidbart

Name:	Shaun Breidbart
Title:	Vice President

By:	/s/ Charles McLaughlin

Name:	Charles McLaughlin
Title:	Senior Vice President

THE GOVERNOR AND COMPANY OF THE BANK
OF IRELAND

By:	/s/ Noelle McGrath

Name:	Noelle McGrath
Title:	Authorised Signatory

By:	/s/ Carla Ryan

Name:	Carla Ryan
Title:	Authorised Signatory
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[Signature Page to First Amendment to Credit Agreement with Colonial Realty Limited Partnership]

UNITED OVERSEAS BANK LIMITED, NEW YORK
AGENCY

By:	/s/ Kwong Yew Wong

Name:	Wong, Kwong Yew
Title:	FVP & General Manager

By:	/s/ Mario Sheng

Name:	Mario Sheng
Title:	Assistant Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LIMITED
(successor by merger to UFJ BANK LIMITED)

By:	/s/ Yoichi Orikasa

Name:	Yoichi Orikasa
Title:	Vice President & Manager

FIRST COMMERCIAL BANK

By:	/s/ Bruce M.J. Ju

Name:	Bruce M.J. Ju
Title:	Vice President & General Manager

FIRST HORIZON BANK, a division of FIRST
TENNESSEE BANK, NA

By:	/s/ Kenneth W. Rub

Name:	Kenneth W. Rub
Title:	Vice President